UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51128	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Wright Brothers Drive

Salt Lake City, UT 84116

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 560-3983

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001	PTE	Nasdaq Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 28, 2019, PolarityTE, Inc. (the “Company”) entered into amendments of employment agreements with the members of its Office of the Chief Executive, which includes Richard Hague, Chief Operating Officer, Paul Mann, Chief Financial Officer, and David Seaburg, President of Corporate Development.

Mr. Hague agreed to reduce his base cash salary by 50% from $370,000 to $185,000 per year over a two-year period beginning July 1, 2019. Mr. Mann agreed to reduce his base cash salary by 50% from $400,000 to $200,000 per year over a two-year period beginning July 1, 2019. Mr. Seaburg agreed to reduce his base cash salary by 50% from $325,000 to $162,500 per year over a two-year period beginning July 1, 2019. For each of them, after the expiration of the two-year period ending June 30, 2021, the term of employment will automatically renew at the pre-July 1, 2019 salary level unless the Company elects to terminate the agreement by written notice given not less than three months prior to June 30, 2021. In consideration for the agreement by each member of the Office of the Chief Executive to reduce his cash salary, the Compensation Committee of the Board of Directors approved granting restricted stock awards to them on July 1, 2019, under the Company’s 2019 Equity Incentive Plan. Mr. Hague’s restricted stock award is for 129,825 common shares that are restricted from transfer by reference to continued employment by the Company, and the restriction on transfer lapses with respect to 10,819 shares in August 2019 and the remainder in monthly installments through June 2021. Mr. Mann’s restricted stock award is for 140,351 common shares that are restricted from transfer by reference to continued employment by the Company, and the restriction on transfer lapses with respect to 29,240 shares in December 2019 and the remainder in monthly installments through June 2021. Mr. Seaburg’s restricted stock award is for 114,305 common shares that are restricted from transfer by reference to continued employment by the Company, and the restriction on transfer lapses with respect to 23,814 shares in December 2019 and the remainder in monthly installments through June 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: July 1, 2019	/s/ Paul Mann
Paul Mann
Chief Financial Officer